UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): August 24, 2022

SEACHANGE INTERNATIONAL, INC.

(Exact Name of Registrant as Specified in its Charter)

DELAWARE	001-38828	04-3197974
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

177 Huntington Avenue, Suite 1703, PMB 73480

Boston, MA 02115

(Address of principal executive offices and Zip Code)

Registrant’s telephone number, including area code: (978) 897-0100

N/A

(Former Name or Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (seeGeneral Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 Par Value	SEAC	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)

On August 3, 2022, Michael Prinn resigned as the Executive Vice President, Chief Financial Officer, and Treasurer of SeaChange International, Inc. (the “Company”), effective immediately, as previously reported on the Current Report on Form 8-K filed with the Securities and Exchange Commission on August 9, 2022.

In connection with the resignation of Mr. Prinn, the Company and Mr. Prinn entered into the Employee Transition Separation Agreement and General Release on August 24, 2022 (the “Release Agreement”). Pursuant to the terms of the Release Agreement, Mr. Prinn’s last day of employment with the Company will be September 30, 2022. Mr. Prinn will receive one year of his annual salary of $300,000 paid over 24 semi-monthly installments. He will also receive pursuant to the Release Agreement (i) an additional $50,000 on or about September 30, 2022 for the successful completion of various transition tasks, (ii) Company paid COBRA benefits until the sooner of (a) December 31, 2022 or (b) becoming eligible for benefits at a new employer, and (iii) accelerated vesting of the remaining final tranche of 4,762 restricted stock units (“RSUs”) from his RSU grant dated May 26, 2020.

The foregoing description of the Release Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Release Agreement, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

10.1	Employee Transition Separation Agreement and General Release between SeaChange International, Inc. and Michael Prinn dated August 24, 2022.

104	Cover Page Interactive Data File, formatting Inline Extensible Business Reporting Language (iXBRL).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SEACHANGE INTERNATIONAL, INC.

	by:	/s/ Peter D. Aquino
Peter D. Aquino
Dated: August 30, 2022		Chief Executive Officer